Janus Investment Fund

Janus Conservative Allocation Fund
Janus Moderate Allocation Fund
Janus Growth Allocation Fund

Supplement dated October 28, 2011
to Currently Effective Prospectuses
Dated October 28, 2011

Effective December 7, 2011, this supplement expires.

Effective through December 6, 2011, the following applies as noted.

The following is the “Investment Objective” in the Fund Summary section of the Prospectus for Janus Conservative Allocation Fund:

Janus Conservative Allocation Fund seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

The following is the “Investment Objective” in the Fund Summary section of the Prospectus for Janus Moderate Allocation Fund:

Janus Moderate Allocation Fund seeks the highest return over time consistent with an emphasis on growth of capital and income.

The following is the “Investment Objective” in the Fund Summary section of the Prospectus for Janus Growth Allocation Fund:

Janus Growth Allocation Fund seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

Please retain this Supplement with your records.